March 22, 2000

     DREYFUS SHORT INTERMEDIATE MUNICIPAL BOND FUND

     Supplement to the
     Statement of Additional Information

     Dated August 1, 1999


          The following information replaces all contrary information contained in the sections of the Statement of Additional
     Information ("SAI") entitled "Description of the Fund",
     "Management of the Fund" and "Management Arrangements":

          Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

          The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

     Stephen E. Canter, President.   President, Chief Operating Officer, and
          Chief Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

     Mark N. Jacobs, Vice President.   Vice President, Secretary and General
          Counsel to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

     Joseph Connolly, Vice President and Treasurer.   Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

     Michael A. Rosenberg, Secretary.   Associate General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

     Steven F. Newman, Assistant Secretary.   Associate General Counsel and
          Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

     Robert R. Mullery, Assistant Secretary.   Assistant General Counsel of
          the Manager, and an officer of other investment companies advised and administered by the Manager. He is 48 years old.

     Gregory S. Gruber, Assistant Treasurer.   Senior Accounting Manager -
          Municipal Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

               The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

          The following information supplements and replaces all contrary information contained in the section of the SAI entitled "Service Plans":

          Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount payable under the Plan or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.